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                                                                     EXHIBIT 3.4

ARTICLES OF INCORPORATION                  SUE ANNE GLORY
State Form 4159 (R10 / 8-95)               SECRETARY OF STATE
Approved by State Board of Accounts 1995   CORPORATIONS DIVISION
                                           302 W. Washington St., Rm. E018
                                           Indianapolis, IN  46204
                                           Telephone (317) 232-6576

                                                          Indiana Code 23-1-21-2
                                                               FILING FEE $90.00


                           ARTICLES OF INCORPORATION

The undersigned desiring to form a corporation (hereinafter referred to as "Corporation") pursuant to the provisions of:
   X   Indiana Business Corporation Law     Indiana Professional Corporation Act
  ---                                   --- 1988, Indiana Code
                                            23-1.4-1-1 et seq.
As amended, executes the following          (Professional corporations
Articles of Incorporation:                  must include Certificate of
                                            Registration


                     ARTICLE I - NAME AND PRINCIPAL OFFICE

Name of Corporation (the name must contain the word "Corporation", "Incorporated," "Limited," "Company" or an abbreviation thereof.)

The Majestic Star Casino Capital Corp.

Principal Office: The post office address of the principal office of the Corporation is:
Post office address                 City      State     Zip Code
400 Renaissance Center              Detroit   MI        48243-1668
Suite 2400

                    ARTICLE II - REGISTERED OFFICE AND AGENT

Registered Agent: The name and street address of the Corporation's Registered Agent and Registered Office for service of process are:

Name of Registered Agent
   CT Corporation System

Address of Registered Office
(street or building)                  City                     Zip Code
One North Capitol Avenue          Indianapolis Indiana          46204

                        ARTICLE III - AUTHORIZED SHARES
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     (the name(s) and address(es) of the incorporators of the corporation)

NAME                  NUMBER AND STREET         CITY       STATE      ZIP CODE
                         OR BUILDING

Michelle R. Sherman  400 Renaissance Center,    Detroit     MI       48243-1668
                     Suite 2400

     In Witness Whereof, the undersigned being all the incorporators of said Corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true, this 10th day of May, 1999.

Signature                             Printed Name
/s/ Michelle R. Sherman                       Michelle R. Sherman

This instrument was prepared by:  (name)
Janice M. Thieleman, c/o Dykema Gossett PLLC

Address                                                Zip Code
400 Renaissance Center, Detroit, Michigan             48243-1668

INDIANA - 921 - 10/9/96